Exhibit  32.1

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Jorge L. Lacasa, President and Chief Financial Officer of Eurasia Gold Fields, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Annual Report on Form 10-KSB of the Company for the period ended December 31, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  October 4, 2004                         BY:  /s/ Jorge L. Lacasa
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                                                    Jorge  L.  Lacasa
                                                    President and Chief
                                                    Financial Officer